Chase Vista Money Market Funds

                       Supplement Dated August 18, 2000
                 Vista, Premier and Institutional Class Shares
                          Of the Cash Management Fund
                      Prospectus Dated December 29, 1999

On July 26, 2000, the board of trustees of the Fund approved the reorganization of the Fund into the Prime Money Market Fund. Shareholders of record as of August 18, 2000 will be mailed a proxy statement giving them the opportunity to vote with respect to the proposed reorganization at a special shareholders' meeting to be held on October 5, 2000. Under the proposal, the Fund will transfer all of its assets and liabilities to Prime Money Market Fund in exchange for shares of the Prime Money Market Fund. As a result, shareholders of the Fund would receive an equal number of shares of the same class in the Prime Money Market Fund. If approved by the shareholders, the Fund will be reorganized into the Prime Money Market Fund on Friday, October 20, 2000 or such other date as the two Funds agree upon.